1 Q3 2014 Investor Presentation Exhibit 99.1

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions of financial institutions; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

3 Company Overview

A Foundation for Growth

Company Overview

- Raised $974 million in late 2009
- Completed four acquisitions in 12 months
  - Three failed banks, one 39 banking center purchase
- Profitable since inception of banking operations[1]
- Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA
- Fully integrated acquired franchises into scalable operating platform
- Successful organic asset generation strategy – loan growth inflection point achieved
- Quality loan originations of over $200mm/quarter
- Successfully repurchased 23.90% of shares ($247mm) since early 2013
- Profitability emerging through the accounting "noise" on the path to 1% ROATA

NBHC 3Q14 Snapshot

Stock Price	$19.59
Market Cap	$781mm
Assets	$4.8bn
Loans	$2.2bn
Deposits	$3.8bn
Banking Centers	97
ROATA Reported/Adjusted[2]	0.34%/0.65%
TBV / Share[2] (Current / with Excess Accretable Yield[3])	$18.49 / $19.34
Excess Capital (10% Tier 1 Leverage Ratio)	$225mm

Note: Market data through 31-Oct-14, financial information as of and for the quarter ended 30-Sept-14.
[1] Excludes IPO expenses.
[2] See non-GAAP reconciliation in appendix.
[3] 3Q14 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.85 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

5 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Loan balance inflection point achieved in late 2013 as a result of strong organic growth  Net interest income stabilizing  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  YTD adjusted ROATA grew to 0.62% in 2014 from 0.54% in 20131  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

6

7 Executive Team Tim Laney Chairman, President & Chief Executive Officer Brian Lilly Richard Newfield Chief Financial Officer Chief Risk Officer Zsolt Bessko Tom Metzger Chief Administrative Officer Chief of Enterprise Technology & Integration & General Counsel Market President, Bank Midwest & Hillcrest Bank Banking EVP, Consumer Central Division EVP, Consumer Western Division EVP, NBH Specialty Banking Commerce Bancshares Bank of America Colorado Business Bank EVP, Commercial Central Division EVP, Commercial Western Division Managing Director, Capital Finance UMB Bank Bank of Choice Colorado Business Bank Director of Consumer Lending Director of Commercial Credit Management Director of Special Assets Bank Midwest Bank of America Hillcrest Bank Manager, Strategic Accounts Manager, Treasury Management Manager, Energy Banking First National Bank of Omaha Bank Midwest Bank of the West Risk Director of Credit Review Sr. Credit Approval Officer Director of Enterprise Risk & Credit Admin Commerce Bancshares Bank of America Hillcrest Bank BSA Officer Director of Loan Operations Director of Internal Audit Jefferson Wells/Western Alliance First National Bank of Kansas M&I Bank Director of Security Enterprise Risk Manager Information Security Officer Federal Bureau of Investigation JP Morgan Chase Deloitte & Touche LLP Finance/Administration Treasurer Director of Enterprise Technology Director of Marketing M&I Bank Commerce Bancshares Bank of America Chief Accounting Officer Director of Project Management Office Director of Corp Development & Strategy Great Western Bank Hillcrest Bank Goldman Sachs Director of Management Reporting & Analysis Director of Human Resources Director of Public Reporting Jeppeson Sanderson, a Boeing Company JE Dunn Construction Fifth Third Bank/CrossFirst Holdings NBHC LEADERSHIP Check on Chris’ title in Q4

8 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives Opportunistic Capital Management

9 Strategic Execution Highlights Expanded Efficiency Initiatives Managed Capital Opportunistically Further Franchise Development  Expanded product offerings  Launch of Capital Finance Team  Launch of Specialty Gov’t and Non-Profit Banking Unit  Enhancements to Small Business Banking  Successful sales production initiatives  Expanded and repurposed sales force  Built culture of accountability  Repurchased $247 million (24% of outstanding shares) since early 20131  Approved another $50 million share repurchase authorization in Oct.  Active M&A pipeline with significant future opportunities  Paid >$300 million dividend from Bank to HoldCo  5 cent quarterly dividend  Reduced operating expenses through streamlining support/operating functions  Banking center consolidation - Exited four CA banking centers and 32 retirement centers  Aggressively reduced problem loan/OREO expenses  LT goal of <60% efficiency ratio Accelerated Organic Growth  Over $930 million in loan originations (TTM) while maintaining strong credit quality  Stabilizing net interest income  Growing strategic loan portfolio at 26% annualized  $162 million (39%) annual decrease (TTM) in non- strategic loans  Improved deposit mix  7% YOY growth in average DDA’s 1Through 31-Oct-2014.

10     NBHC Markets and Family of Brands Banking Centers (97)  50 banking centers  25 commercial bankers  8 NBH Specialty Banking  1.4% deposit market share across Colorado  Ranks #5 in market share of Colorado headquartered banks  45 banking centers  14 commercial bankers  3.6% deposit market share in Kansas City MSA  Ranks #6 in banking centers in Kansas City MSA  2 commercial and private banking center locations in Austin and Dallas, TX  6 commercial bankers CO TX Source: SNL Financial. Deposit data as of 30-June-2014. Attractive and Growing Markets Dallas Austin Denver Kansas City CO KS MO 25 70 35 71 70 70 35

Our Markets are Attractive

Key Statistics by MSA

		U.S.		Denver, CO		Front Range		Kansas City, MO
Demographics	2014 Population (mm)	317.2		2.7		4.3		2.1
	Population CAGR ('14-'19E)	0.7 %	✓	1.5 %	✓	1.5 %		0.5 %
	2014 Median Household Income	$51.6K	✓	$60.9K	✓	$60.3K	✓	$55.8K
	Household Income Growth ('14-'19E) [1]	4.6 %		3.9 %	✓	5.1 %	✓	4.8 %
	# of Businesses (000s)	?		114.9		182.7		76.0
Economics	Unemployment Rate (Sep-14)	5.9 %	✓	4.0 %	✓	4.0 %		6.0 %
	2013 Real GDP per Capita	$52.1K	✓	$61.6K	✓	$57.6K	✓	$53.7K
	Real GDP Growth ('08-'13)	5.2 %	✓	9.7 %	✓	9.8 %		4.2 %
	Home Price Index 5yr Δ[2]	0.2 %	✓	17.2 %	✓	15.2 %		(3.2)%
	Building Permit Growth ('08-'13)	9.4 %	✓	75.6 %	✓	75.6 %	✓	42.1 %
Banks	Branch Penetration (per 100k people)	29.8	✓	25.1	✓	25.9		34.6
	Top 3 Combined Deposit Market Share	52% [3]		55%		54%	✓	40%

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-14. Front Range unemployment based on a weighted average of Sep-14 unemployment and 2014 population for each MSA.
[1] HHI projections based on current dollar values (inflation adjusted).
[2] FHFA home price index based on quarterly all-transaction data as of 30-June-14.
[3] Based on U.S. Top 20 MSAs (determined by population).

11

National Bank Holdings CORPORATION

12 $158 $518 $1,083 $1,261 $1,457 $1,599 $2,116 $1,315 $771 $701 $630 $572 $2,274 $1,833 $1,854 $1,962 $2,087 $2,171 4QE11 4QE12 4QE13 1QE14 2QE14 3QE14 Originated Purchased $1,189 $711 $350 $321 $288 $251 Comm. 37% Agriculture 8% Owner Occupied 8% CRE 14% Resi 31% Cnsmr 2%  Relationship banking model with a focus on the markets we serve  Loan growth inflection point achieved in 3Q13  Strategic loans growing at 26% annualized  Investments in commercial bankers adding value – 37 of 53 are new hires  Originated portfolio has excellent credit quality with 0.05% net charge-offs YTD14 Strategic Loan Composition Total Loans ($ in millions) New Loan Originations Organic Loan Growth Strategy is Accelerating Strategic Non-Strategic Commercial Related 67% Inflection Point $518 $1,083 $1,261 $1,457 $1,597 $1,080 $604 $421 $379 $342 $323 $1,080 $1,122 $1,504 $1,640 $1,799 $1,920 Originated Purchased 10 legacy RMs, rest new. Should be 45 of 55 are new hires. $46 $40 $61 $81 $61 $79 $137 $204 $186 $219 $161 $36 $44 $67 $59 $48 $88 $55 $40 $31 $48 $42 $82 $84 $128 $140 $109 $167 $192 $244 $217 $267 $203 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Commercial Related Consumer Related

13 13% 8% 6% 5% 7% 4% 3% 2% 1% 1% 1% 12% 3% 2% 2% <1% 0% 0 5% 23% 4% 1% Originated Loans Credit Quality ($1.6 Billion Outstanding) Portfolio Characteristics Strong Credit Quality of Originated Loans Non-Accrual Loans NA’s/Originated Loans $ in millions Note: Concentration chart includes unfunded commitments. 1Includes owner-occupied CRE. Consumer, 27.4% Non Owner- Occupied CRE, 12.3% Commercial & Industrial1, 60.3% $1.1 $0.9 $0.9 $0.7 $0.9 $1.2 $13.5 $12.7 0.25% 0.16% 0.14% 0.09% 0.09% 0.10% 1.00% 0.83%  YTD 2014 net charge offs of 5 bps  2013 net charge-offs of 3 bps  Commercial loans originated YTD 2014:  Average funding of $1.1 million  Average commitment, including unused, of $1.5 million  Residential loans originated YTD 2014:  Average FICO of 764  Average LTV of 64%  Average funding per loan of $110k  Top 25 originated relationships:  Average funded balance of $11.7 million  Average commitment of $16.4 million

14 $ 195.8 $ 24.5 $ 171.3 Inc. in Accr. Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact Attractive $321 Million of 310-30 Loan Pools Strong Credit Quality of Non 310-30 Loans Strong Loss Share Coverage of Total NPA’s Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses1 Nonperforming Non 310-30 Originated Nonperforming Loans 1Does not include $8.4 million of purchase accounting marks. Strong Credit Quality on $1.9 Billion of Non 310-30 Loans Accretable Yield Reclassification Life-to-Date 0.68% 0.79% 0.27% 0.09% 0.01% 0.11% 0.97% 1.06% 0.80% 0.82% 0.84% 0.85% $69.1 $67.2 $39.7 $37.8 $43.8 $34.0 $90.9 $52.1 $55.9 $39.0 $33.0 $31.7 2.5% 2.2% 1.9% 1.6% 1.6% 1.4% YE11 YE12 YE13 1QE14 2QE14 3QE14 NPAs - Non-Covered NPAs - Covered NPAs / Total Assets 3.91% 2.81% 0.68% 0.63% 1.18% 1.02% YE11 YE12 YE13 1QE14 2QE14 3QE14 Non-accrual TDRs on Non-accrual 1.82% 0.15% 0.12% 0.93% 0.80% YE12 YE13 1QE14 2QE14 3QE14 Non-accrual TDRs on Non-accrual

15 1.05% 0.64% 0.41% 0.37% 0.37% 0.37% FY11 FY12 FY13 1Q14 2Q14 3Q14 Deposit Composition Cost of Deposits Time Deposit Maturity (3QE14) ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Avg Rate 0.46% 0.67% 0.93% 1.14% 1.26% 1.29% Growing Low Cost Transaction Accounts $2,258 $2,402 $2,453 $2,478 $2,497 $2,508 4Q11 4Q12 4Q13 1Q14 2Q14 3Q14 $2,932 $1,833 $1,544 $1,464 $1,435 $1,413 4Q11 4Q12 4Q13 1Q14 2Q14 3Q14 24% 29% 28% 28% 29% 29% 21% 29% 33% 35% 34% 34% 33% 27% 25% 24% 24% 24% 22% 15% 14% 13% 13% 13% $5,063 $4,201 $3,838 $3,866 $3,856 $3,797 YE11 YE12 YE13 1QE14 2QE14 3QE14 Demand & NOW Savings & MM Retail Time Jumbo Time 45% Non- Time 63% Non- Time 58% Non- Time 61% Non- Time 63% Non- Time 63% Non- Time $480 $439 $369 $68 $24 $17 34% 32% 26% 5% 2% 1% <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits

16 Delivering on Commercial Banking Strategy Invested in Commercial Capabilities  Team of 53 experienced commercial bankers  Committed to consistent top-grading of bankers (27 new commercial bankers recruited in 2013/2014)  Established Capital Finance, Government and Non-Profit Banking specialty lines  Industry expertise in energy, food and agriculture  Built culture of accountability Well-Positioned For Growth  Loan production momentum with 46% increase in YTD loan fundings versus 2013  Gaining on commercial loan annual production goals per banker  Rolled out client interest swap program for clients  Full treasury management capabilities  Driving non-interest bearing deposits

17 Delivering on Consumer & Small Business Banking Strategy Optimized Banking Center Distribution  Exited California and retirement center locations  Rolled out teller staffing efficiency model  Consolidated management responsibilities  Built culture of accountability Well Positioned For Growth  Launched consumer relationship product suite  Focus on increasing transaction accounts and client share of wallet  Emphasis on residential mortgages (1st, 2nd and home equity loans/lines)  Emphasis on growing small business deposits and loans  Gaining on consumer loan production goals per banking center  Continue to invest in client facing talent – 36 new banking center managers hired in 2013/2014 See email from Patrick om 5/6/14 for how to measure.

Proven Acquirer – Unassisted and FDIC-Assisted Transactions

Kansas City MSA

Bank Midwest
- Jul-2010 / Dec-2010
- Assets: $2.4bn
- Deposits: $2.4bn
- Full-Service Branches: 39
- Unassisted transaction

Hillcrest Bank
- Oct-2010
- Assets: $1.4bn
- Deposits: $1.2bn
- Full Service Branches: 9
- FDIC / Loss Share

Colorado

Bank of Choice
- Jul-2011
- Assets: $950mm
- Deposits: $760mm
- Full-Service Branches: 16
- FDIC / No Loss Share

CBoC
- Oct-2011
- Assets: $1.2bn
- Deposits: $1.2bn
- Full-Service Branches: 40
- FDIC / Loss Share

	Balance Sheet		Full-Serv.	Transaction		Accounting Impact		
($mm)	Assets Acquired	Deposits Assumed	Banking Centers	Capital Deployed	Implied P / TBV[1]	A-T Bar. Purch. Gain[2]	A-T Accr. Yield[2]	GW & Intangibles
All Transactions	**$ 5,981**	**$ 5,575**	**104**	**$ 650**	**1.1 x**	**$ 59**	**$ 181**	**$ 97**

Bank Midwest Transaction – Deposit Premium



2.2%
3.0%
3.5%
Bank Midwest
National Branch Deals 3
Midwest Branch Deals 3

FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage [4]



1.4x
1.7x
1.1x
1.4x
1.4x
Hillcrest Bank
Bank of Choice
Community Banks of Colorado
Total Colorado
Total

Source: SNL Financial.

[1] *Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed.*

[2] *Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011.*

[3] *Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired.*

[4] *Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset.*

18

National Bank Holdings CORPORATION

19 Disciplined Acquirer with Significant Future Opportunities M&A Focus Target Geographies  Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO  Excess capital of $225mm¹  Management team experienced with M&A Well Positioned for Growth Potential In Footprint Acquisition Opportunities² Asset Size Range Total # of Banks Total Assets ($bn) # of Private Banks Private Assets ($bn) $1bn - $5bn 27 $ 50.6 18 $ 32.6 $500mm-$1bn 41 27.9 37 25.3 Total Opportunities 68 $ 78.5 55 $ 57.9 Source: SNL Financial ¹ Excess capital based on 10% Tier 1 Leverage ratio net of minimum $25mm of capital at the HoldCo. ² Financial information as of 30-Sep-14. Includes opportunities in CO, KS, and MO.  Banks  Specialty Finance / Asset Generators  Wealth Management / Trust  Banking center networks  Reasonable TBV dilution/return criteria 25 35 71 7070 35 70

20 Financial Overview

21  Net income of $3.3 million, or $0.08 per diluted share, compared to net income of $2.1 million, or $0.05 per diluted share, for the second quarter of 2014 and net income of $0.9 million, or $0.02 per diluted share, for the third quarter of 2013.  Grew the strategic loan portfolio by $120.7 million, or 26.6% annualized, driven by $203.3 million in originations.  Successfully exited $37.2 million, or 51.2% annualized, of the remaining non-strategic loan portfolio, decreasing the balance to just $251.2 million at September 30, 2014.  Added a net $11.4 million to accretable yield for the acquired loans accounted for under ASC 310-30. The favorable results of the quarterly re-yielding also caused a $9.0 million increase in the future non-cash amortization of the FDIC indemnification asset that will be recognized primarily over the next five quarters.  Credit quality remained strong, as annualized net charge-offs in the non 310-30 portfolio were 0.11% of average non 310-30 loans.  Average demand deposits increased 13.4% annualized, time deposits decreased 6.1% and the cost of deposits remained flat.  Net interest income totaled $41.9 million, a $0.5 million decrease from the prior quarter primarily attributable to a $1.0 million decline in interest income on ASC 310-30 loans during the quarter, driven by lower balances in this portfolio.  Banking fees increased $0.3 million, or 4.5%, over the prior quarter, and was broadly distributed across fee income categories.  Non-interest expenses decreased $1.9 million, or 4.7% from the prior quarter. Problem loan/OREO workout expenses totaled $1.9 million, decreasing $0.6 million from the prior quarter.  Repurchased 2.8 million shares during the third quarter, or 6.5% of outstanding shares. Since early 2013, 12.5 million shares have been repurchased, or 23.9% of outstanding shares, at a weighted average price of $19.73.  At September 30, 2014, tangible common book value per share was $18.49 before consideration of the excess accretable yield value of $0.85 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Third Quarter 2014 Results Summary

On the Path to 1% ROATA

Accounting "noise" is burning-off:

- Significant impact of non-cash FDIC indemnification asset amortization charges is burning-off
- Have aggressively been resolving acquired problem assets
- Managing toward the end of FDIC loss share

Will be left with:

- Growing loan portfolio
- Sound credit quality
- Stabilizing net interest income
- Leaner operating cost structure

Reported and Adjusted[1] ROATA



0.54%
0.32%
0.22%
0.62%
0.36%
0.26%
YTD 3Q13
YTD 3Q14
Reported
Adjusted

Reported and Adjusted[1] Diluted EPS



$0.35
$0.24
$0.11
$0.46
$0.30
$0.16
YTD 3Q13
YTD 3Q14
Reported
Adjusted

Adjusted[1] Efficiency Ratio FTE



88.60%
76.09%
85.69%
72.32%
YTD 3Q13
YTD 3Q14
Reported
Adjusted

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

[1] Adjusted calculations exclude the impacts of FDIC indemnification asset amortization, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income, OREO expenses, problem loan expenses, warrant income/expense and the related tax impacts.

22

National Bank Holdings CORPORATION

23 Originated $1,599 Covered $36 Non-Covered $216 Covered $183 Non- Covered $137 Originated 74% Acquisition Marked 16% Acquisition Marked & Covered 10% 35% 34% 45% 44% 52% 44% 12% 7% 2% 2% 1% 1% 7% 7% 8% 3Q12 3Q13 3Q14 Loans Investment Securities Cash FDIC Indemnification Asset Other Assets ($ in billions) $4.8bn $5.2bn $5.5bn Non 310-30 Loans $1,851mm 85% 310-30 Loan Pools $320mm 15% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet  51% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  Low risk-weighted assets to average assets ratio of 51%  98% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity Loan Portfolio  26% of portfolio was fair value marked at acquisition  $219mm, or 10%, is covered by FDIC loss share  16% are in accounting loan pools that are re-measured quarterly Note: Data as of 30-September-14. Total Loans: $2.2bn ($ in millions)

24 $171 $48 $45 $42 $36 $27 $52 $39 $20 $15 $15 $18 $223 $87 $64 $57 $51 $45 YE11 YE12 YE13 1QE14 2QE14 3QE14 Projected Improved Client Cash Flows Projected FDIC Loss-Share Billings Covered Assets Covered Assets Strong Covered Asset Performance Forecast Amortization of FDIC Indemnification Asset ($ in millions)  Quarterly valuations continue to show cash flow improvements in covered assets  Most covered loans accounted for under ASC 310-30; yielding 16.83% in 3Q14  Loss share agreements expire in 4Q15 and 4Q16 $26.9 $7.6 $6.0 $6.3 $7.1 2014E 1Q14A 2Q14A 3Q14A 4Q14E $953 $608 $309 $288 $263 $220 $77 $46 $39 $37 $31 $30 $1,030 $654 $348 $325 $294 $250 YE11 YE12 YE13 1QE14 2QE14 3QE14 Loans OREO FDIC Indemnification Asset Amortization Remainder of 2014: $7.1 2015: $9.7 2016: $1.1 Total: $17.9

Conservative Investment Portfolio

($ in millions)

- 100% of portfolio AAA rated or U.S. agency backed[2]
- Stable duration of 3.4 years
- OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity
- As of September 30, 2014 AOCI was $1.9 million, net of tax

Investments by Asset Class[1] (3Q14)


1%
1%
36%
58%
4%
Mortgage Backed Securities - Fixed Rate
Mortgage Backed Securities - ARMs
Collateralized Mortgage Obligations - Fixed Rate
Collateralized Mortgage Obligations - Floating Rate
Other

Portfolio Summary[1]

	31-Dec-13	31-Mar-14	30-Jun-14	30-Sep-14
Book Value				
Available-for-Sale	$ 1,816	$ 1,739	$ 1,656	$ 1,566
Held-to-Maturity	622	598	571	542
"Locked-in" Gains (HTM)	20	18	17	16
Total Book Value	$ 2,458	$ 2,355	$ 2,244	$ 2,124
Available-for-Sale Unrealized Gains / (Losses)	(31)	(18)	(9)	(13)
Fair Market Value of Portfolio	$ 2,427	$ 2,337	$ 2,233	$ 2, 111
Portfolio Yield (Spot)	2.21 %	2.23 %	2.20 %	2.16 %
Portfolio Duration	3.6	3.5	3.4	3.4
Weighted-Average Life	3.9	3.8	3.6	3.6

[1] *Excludes $32mm, $31mm, $22mm, and $22mm of FHLB / FRB stock as of 31-Dec-13, 31-Mar-14, 30-Jun-14, and 30-Sep-14 respectively.*
[2] *AAA rated by Moody's, AAA by Fitch, and AA+ by S&P.*

25

National Bank Holdings CORPORATION

26 . 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 (1.11)% 2.32% 4.09% (1.28)% 3.56% 6.22% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % Ch a n g e Interest Rate Shock 31-Dec-13 30-Sep-14 Net Interest Income Sensitivity

27 3.98% 3.81% 3.94% 3.83% 3.75% FY12 FY13 1Q14 2Q14 3Q14 $204.3 $179.0 $43.3 $42.4 $41.9 FY12 FY13 1Q14 2Q14 3Q14 Net Interest Margin1 Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for 1Q14, 2Q14 and 3Q14 were $159,$220,and $231 thousand, respectively. 2Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and other income. Strong Yields on Loan Portfolio Reported and Adjusted Non-Interest Income2 ($ in millions) Net Interest Income Stabilizing P&L Metrics 9.49% 12.35% 15.93% 15.86% 16.83% 7.15% 5.50% 4.52% 4.40% 4.33% FY2012 FY2013 1Q14 2Q14 3Q14 310-30 Loans Non 310-30 Loans $ 37.4 $ 20.2 $(0.4) $ 2.2 $ 1.6 $31.2 $30.2 $6.9 $7.5 $7.9 13.3% 14.4% 13.8% 15.1% 15.9 % FY12 FY13 1Q14 2Q14 3Q14 Non-interest income Adjusted NII Adj. Fee Income Ratio 1

28 $141 $174 $163 $152 $151 $150 $14 $29 $17 $9 $10 $9 $1 $7 $4 $(3) $(3) $(3) $156 $210 $184 $158 $158 $156 FY11 FY12 FY13 1Q14 Annualized 2Q14 Annualized 3Q14 Annualized Operating Problem Loan / OREO Other¹ Expenses  Exited four non-core California banking centers  Consolidated 32 retirement centers into existing traditional banking centers  Bank-wide operational streamlining including: ̶ Non-sales staffing models ̶ Vendor consolidations ̶ Professional services ̶ Contract negotiations  Managed down problem loan/OREO expenses  Total YTD non-interest expenses down 16% from prior year Efficiency Actions Taken Operating Improvement Initiatives  Continuous improvement focus  <60% long-term efficiency ratio goal  Banking center optimization  Improving client experience  Enhancing operational efficiencies  Reducing discretionary spending 1 Other expenses include: IPO expenses, banking center closure charges and change in fair value of warrant liability. ($ in millions) Annual Quarterly $41 $42 $41 $39 $38 $38 $37 $7 $3 $2 $4 $2 $3 $2 $(1) $ 0 $ 4 $ 1 $(1) $(1) $(1) $48 $45 $47 $44 $39 $40 $38 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Operating Problem Loan / OREO Other¹ Efficiency Actions

29 Looking Ahead

Organic Earnings Potential

Path to 1% ROATA



1.00 % - 1.25 %
Target ROATA
0.62%[1,2]
0.36%
0.26 %
3Q14 YTD[1]
FDIC Accounting Noise & Workout Expenses
Organic Growth
Non-Strategic Loans & Investment Securities
Pro Forma

FDIC Accounting Noise & Workout Expenses

- Stabilizing net interest income
- FDIC indem asset negative amortization ending < two years
- FDIC loss share ending
- Reduction in work-out expenses

Organic Growth

- Ramp-up of loan production
- Maintain low cost of funds
- Fee business initiatives
- Expanded product offerings

Non-Strategic Loans & Investment Securities

- Higher yielding acquired loans run-off
- Securities run-off reinvested into loans

[1]Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
[2]Represents YTD 2014 adjustments to ROATA.

30

National Bank Holdings CORPORATION

31 Fully Levered Targets Assets ~$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Key Long-Term Financial Targets

32 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Loan balance inflection point achieved early as a result of strong organic growth  Net interest income stabilizing  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  YTD adjusted ROATA grew to 0.62% in 2014 from 0.54% in 20131  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

33 Appendix

34  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (32 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (29 years in banking)  Vice Chairman and Chief Operating Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer (34 years in banking) NBHC Management Team  Partner with law firm Stinson Leonard Street LLP  Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (18 years in legal and banking)  Bank president and chief risk officer and group EVP of Citizens Financial Group  Executive roles at US Bank, Firstar Bank and Mercantile Bank Tom Metzger Chief of Enterprise Technology & Integration & President, Bank Midwest & Hillcrest Bank (41 years in banking)

35 Title Past Experience Name Tim Laney Chairman, President and CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director  Chairman, President and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Fred Joseph Director  Banking and Securities Commissioner for the state of Colorado  President of the North American Securities Administrators Association Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

Reconciliation of Non-GAAP Measures

($ in millions)

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-13	30-Sep-14
Net income	$ 1.4	$ 2.1	$ 3.3	$ 5.9	$ 6.9
Add: impact of core deposit intangible amortization expense, after tax	0.8	0.8	0.8	2.4	2.4
Net income adjusted for impact of core deposit intangible amortization expense, after tax	$ 2.2	$ 2.9	$ 4.2	$ 8.4	$ 9.3
Average assets	$ 4,909.8	$ 4,881.6	$ 4,854.8	$ 5,229.5	$ 4,881.9
Less: average goodwill and intangible assets	76.3	74.5	72.8	81.0	74.1
Average tangible assets (non-GAAP)	$ 4,833.5	$ 4,807.1	$ 4,782.0	$ 5,148.5	$ 4,807.8
Average shareholder's equity	$ 900.5	$ 885.4	$ 849.4	$ 1,067.4	$ 878.2
Less: average goodwill and intangible assets	76.3	74.5	72.8	81.0	74.1
Average tangible common equity (non-GAAP)	$ 824.2	$ 810.9	$ 776.6	$ 986.3	$ 804.1
Return on average assets	0.12%	0.17%	0.27%	0.15%	0.19%
Return on average tangible assets (non-GAAP)	0.19%	0.25%	0.34%	0.22%	0.26%
Return on average equity	0.64%	0.96%	1.56%	0.74%	1.05%
Return on average tangible common equity (non-GAAP)	1.10%	1.46%	2.12%	1.13%	1.55%
Interest income	$ 46.9	$ 46.0	$ 45.5	$ 148.1	$ 138.4
Add: impact of taxable equivalent adjustment	0.2	0.2	0.2	-	0.6
Interest income, fully taxable equivalent (non-GAAP)	$ 47.0	$ 46.2	$ 45.7	$ 148.1	$ 139.0
Net interest income	$ 43.3	$ 42.4	$ 41.9	$ 135.4	$ 127.7
Add: impact of taxable equivalent adjustment	0.2	0.2	0.2	-	0.6
Net interest income, fully taxable equivalent (non-GAAP)	$ 43.5	$ 42.6	$ 42.1	$ 135.4	$ 128.3
Average earning assets	$ 4,477.6	$ 4,461.9	$ 4,453.8	$ 4,740.8	$ 4,464.4
Yield on earning assets	4.25%	4.14%	4.05%	4.18%	4.14%
Yield on earning assets,fully taxable equivalent (non-GAAP	4.26%	4.16%	4.07%	4.18%	4.16%
Net interest margin	3.93%	3.81%	3.73%	3.82%	3.82%
Net interest margin, fully taxable equivalent (non-GAAP)	3.94%	3.83%	3.75%	3.82%	3.84%

36

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions)

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-13	30-Sep-14
Net interest income	$ 43.3	$ 42.4	$ 41.9	$ 135.4	$ 127.7
Add: impact of taxable equivalent adjustment	0.2	0.2	0.2	-	0.6
Adjusted net interest income, fully taxable equivalent (non-GAAP)	$ 43.5	$ 42.6	$ 42.1	$ 135.4	$ 128.3
Non-interest income	$ (0.4)	$ 2.2	$ 1.6	$ 17.8	$ 3.4
Add: FDIC indemnification asset amortization	7.6	6.0	6.3	11.8	19.8
Add: FDIC loss sharing income (expense)	1.0	0.6	0.9	(3.3)	2.5
Less: gain on sale of previously charged-off acquired loans	(0.3)	(0.2)	(0.1)	(1.1)	(0.7)
Less: impact of OREO related write-ups and other income	(1.0)	(1.0)	(0.8)	(2.7)	(2.8)
Adjusted non-interest income (non-GAAP)	$ 6.9	$ 7.5	$ 7.9	$ 22.5	$ 22.3
Non-interest expense adjusted for core deposit intangible asset amortization	$ 37.7	$ 38.5	$ 36.6	$ 135.7	$ 112.8
Less: impact of change in fair value of warrant liabilities	0.9	0.6	1.3	(0.1)	2.7
Less: other real estate owned expenses	(1.6)	(1.4)	(0.6)	(7.7)	(3.6)
Less: problem loan expenses	(0.7)	(1.1)	(1.3)	(4.4)	(3.0)
Less: banking center closure related expenses	-	-	-	(3.4)	-
Adjusted non-interest expense (non-GAAP)	$ 36.3	$ 36.6	$ 36.0	$ 120.2	$ 108.9
Efficiency ratio	87.65%	86.40%	84.22%	88.60%	86.09%
Efficiency ratio (fully taxable equivalent) (non-GAAP)	87.32%	85.97%	83.78%	88.60%	85.69%
Adjusted efficiency ratio (fully taxable equivalent) (non-GAAP)	71.87%	72.98%	72.10%	76.09%	72.32%

	FY12	FY13
Non-interest income	37.4	20.2
Add: FDIC indemnification asset amortization	13.8	19.0
Add: FDIC loss sharing income (expense)	(12.1)	(2.8)
Less: gain on sale of securities	(0.7)	-
Less: gain on sale of previously charged-off acquired loans	(4.3)	(1.3)
Less: impact of OREO related write-ups and other income	(2.9)	(4.8)
Adjusted non-interest income (non-GAAP)	$ 31.2	$ 30.2

37

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months Ended			As of and for the Nine Months Ended	
	31-Mar-14	30-Jun-14	30-Sep-14	30-Sep-13	30-Sep-14
Adjustments to diluted earnings per share:					
Income per share - diluted	$ 0.03	$ 0.05	$ 0.08	$ 0.11	$ 0.16
Adjustments to diluted earnings per share (non-GAAP)[1]	0.11	0.09	0.09	0.24	0.30
Adjusted diluted earnings per share (non-GAAP)	$ 0.14	$ 0.14	$ 0.17	$ 0.35	$ 0.46
Adjustments to return on average tangible assets:					
Annualized adjustments to net income (non-GAAP)[1]	$ 20.2	$ 16.9	$ 14.6	$ 16.6	$ 17.2
Divided by: average tangible assets (non-GAAP)	4,833.5	4,807.1	4,782.0	5,148.5	4,807.8
Adjustments to return on average tangible assets (non-GAAP)	0.42%	0.35%	0.31%	0.32%	0.36%
Return on average tangible assets (non-GAAP)	0.19%	0.25%	0.34%	0.22%	0.26%
Adjusted return on average tangible assets (non-GAAP)	0.60%	0.60%	0.65%	0.54%	0.62%
Adjustments to net income:					
Net income	$ 1.4	$ 2.1	$ 3.3	$ 5.9	$ 6.9
Adjustments to net income (non-GAAP)[1]	5.0	4.2	3.7	12.4	12.9
Adjusted net income (non-GAAP)	$ 6.4	$ 6.3	$ 7.0	$ 18.4	$ 19.8
(1) Adjustments					
Non-interest income adjustments:					
Plus: FDIC indemnification asset amortization	$ 7.6	$ 6.0	$ 6.3	$ 11.8	$ 19.8
Plus: other FDIC loss sharing income (loss)	1.0	0.6	0.9	(3.3)	2.5
Less: gain on recoveries of previously charged-off acquired loans	(0.3)	(0.2)	(0.1)	(1.1)	(0.7)
Less: OREO related write-ups and other income	(1.0)	(1.0)	(0.8)	(2.7)	(2.8)
Total non-interest income adjustments (non-GAAP)	$ 7.3	$ 5.4	$ 6.2	$ 4.7	$ 18.9
Non-interest expense adjustments					
Less: other real estate owned expenses	$ (1.6)	$ (1.4)	$ (0.6)	$ (7.7)	$ (3.6)
Less: problem loan expenses	(0.7)	(1.1)	(1.3)	(4.4)	(3.0)
Plus: warrant change	0.9	0.6	1.3	(0.1)	2.7
Less: banking center closure related expenses	-	-	-	(3.4)	-
Total non-interest expense adjustments (non-GAAP)	(1.4)	(1.9)	(0.6)	(15.6)	(3.9)
Pre-tax adjustments	8.7	7.3	6.9	20.3	22.8
Collective tax expense impact	(3.7)	(3.1)	(3.2)	(7.9)	(9.9)
Adjustments to net income (non-GAAP)	$ 5.0	$ 4.2	$ 3.7	$ 12.4	$ 12.9

38

National Bank Holdings CORPORATION